EXHIBIT 99.4


     Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     In connection with the Amended Annual Report of American Fire Retardant Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Stephen F. Owens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Stephen  F.  Owens
---------------------------
Stephen  F.  Owens
Chief  Financial  Officer

September  17,  2002